UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2026

Date of Report (Date of earliest event reported)

Burzynski Research Institute, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23425	76-0136810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Katy Freeway, Suite 200, Houston, TX 77055

(Address of principal executive offices)

(713) 335-5697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	BZYR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, Patryk P. Goscianski resigned as the Chief Financial Officer (principal financial officer and principal accounting officer) (the “CFO”) and Secretary of Burzynski Research Institute, Inc. (the “Company”), effective on April 17, 2026.

Mr. Goscianski’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. A copy of Mr. Goscianski’s resignation letter is filed as Exhibit 17.1 to this Current Report on Form 8-K.

Effective on April 17, 2026, the Board of Directors appointed Stanislaw R. Burzynski, M.D., Ph.D. as the Company’s Chief Financial Officer (principal financial officer and principal accounting officer) and Secretary. Dr. Burzynski currently serves as the Company’s President, Chairman of the Board of Directors and principal executive officer, and as a result of this appointment, Dr. Burzynski will serve as both the Company’s principal executive officer and principal financial officer.

Dr. Burzynski will not receive any additional compensation in connection with this appointment.

Dr. Burzynski, 83, is the Company’s controlling stockholder and is a party to the New License Agreement, the Amended and Restated Research Funding Agreement and the Royalty Agreement with the Company as described in the Company’s Annual Report on Form 10-K for the year-ended February 28, 2025, which descriptions are incorporated herein by reference. Dr. Burzynski is the father of Gregory S. Burzynski and step-father of Monika Szopa-Paszkowiski, the other two members of the Company’s Board of Directors. Dr. Burzynski’s biographical history is set forth in the Company’s Annual Report on Form 10-K for the year-ended February 28, 2025. Other than these three agreements, there are no related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in connection with Dr. Burzynski’s appointment as CFO and Secretary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 17.1	Resignation Letter of Patryk P. Goscianski, dated April 16, 2026.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	BURZYNSKI RESEARCH INSTITUTE, INC.

	By:	/s/ Stanislaw R. Burzynski
Stanislaw R. Burzynski
President, Chief Financial Officer, Secretary and Chairman of the Board of Directors